Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Event [Line Items]
Subsequent Events
20. Subsequent Events

a)
On August 20, 2020, Teekay LNG priced, in the Norwegian bond market, NOK 1.0 billion in new senior unsecured bonds that mature in September 2025. The new bond issuance has an aggregate principal amount equivalent to approximately $112 million and all payments were swapped into a U.S. Dollar fixed-rate coupon of approximately 5.74%. Teekay LNG expects to close the bond offering in early-September 2020 and intends to use the net proceeds of the new bond issuance for general partnership purposes. Teekay LNG will apply for listing of the new bonds on the Oslo Stock Exchange.

b)
In August 2020, Teekay Tankers entered into a new $67.4 million term loan debt facility to refinance four vessels which is scheduled to mature in 2023. Upon completion of the refinancing, Teekay no longer guarantees any of Teekay Tankers' debt obligations (see Note 10).